Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated July 1, 2016

to

Prospectus dated April 29, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 29, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 37 of the Prospectus (as supplemented and amended by this supplement) before you decide to invest in shares of our common stock.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors—Risks Related to Our Investments” by replacing the eighth paragraph of the risk factor entitled “We have entered into a total return swap agreement which exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.” in its entirety with the following:

In addition to the rights of Citibank to terminate the TRS following an event of default or termination event as described above, Citibank may terminate the TRS on or after June 27, 2017. Center City Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to June 27, 2017 will result in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Center City Funding to Citibank for the period from the termination date through and including June 27, 2017. Such monthly payments will equal the product of (x) 80%, multiplied by (y) the maximum notional amount of the TRS ($500.0 million as of December 31, 2015), multiplied by (z) 1.55% per annum (1.50% per annum as of December 31, 2015). Other than during the first 90 days and last 30 days of the term of the TRS, Center City Funding is required to pay a minimum usage fee if less than 80% of the maximum notional amount of the TRS is utilized and an unused fee on any amounts unutilized if greater than 80% but less than 100% of the maximum notional amount of the TRS is utilized.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” by replacing the sentence in footnote 1 to the first table thereof in its entirety with the following:

The TRS may be terminated by Center City Funding at any time. On June 27, 2016, Center City Funding entered into an amendment to the TRS to, among other things, (i) extend the date that Citibank may terminate the TRS from any time on or after June 26, 2016 to any time on or after June 27, 2017 and (ii) increase the swap spread over one-month LIBOR Center City Funding pays to Citibank on the utilized notional amount under the TRS from 1.50% per annum to 1.55% per annum.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Citibank Total Return Swap” by adding the following immediately after the third sentence of the first paragraph thereof:

In addition, on June 27, 2016, Center City Funding entered into a sixth amendment to the TRS to (1) extend the date that Citibank may terminate the TRS from any time on or after June 26, 2016 to any time on or after June 27, 2017; (2) increase the swap spread over one-month LIBOR Center City Funding pays to Citibank on the utilized notional amount under the TRS from 1.50% per annum to 1.55% per annum; and (3) modify one of the portfolio criteria to exclude the impact of the ratings of specified excepted loans added to the TRS with the approval of Citibank.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Citibank Total Return Swap” by replacing the fifth sentence of the sixth paragraph thereof in its entirety with the following:

Center City Funding pays to Citibank interest at a rate equal to one-month LIBOR plus 1.55% per annum (which spread was 1.50% per annum as of December 31, 2015) on the utilized notional amount of the loans subject to the TRS.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Citibank Total Return Swap” by replacing the first sentence of the ninth paragraph thereof in its entirety with the following:

On June 27, 2016, Center City Funding entered into an amendment to the TRS to extend the date that Citibank may terminate the TRS from any time on or after June 26, 2016 to any time on or after June 27, 2017.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Total Return Swap” by replacing the third, fourth and fifth sentences of the ninth paragraph thereof in their entirety with the following (dollar amounts below are in thousands):

Any termination prior to June 27, 2017 will result in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Center City Funding to Citibank for the period from the termination date through and including

June 27, 2017. Such monthly payments equal the product of (x) 80%, multiplied by (y) the maximum notional amount of the TRS ($500,000), multiplied by (z) 1.55% per annum (which spread was 1.50% per annum as of December 31, 2015).

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” by replacing the first sentence of the second paragraph thereof in its entirety with the following (dollar amounts below are in thousands):

Pursuant to the terms of the TRS between Center City Funding and Citibank, Center City Funding pays fees to Citibank at a floating rate equal to one-month LIBOR plus 1.55% per annum (which spread was 1.50% per annum as of December 31, 2015) on the utilized notional amount of the loans subject to the TRS in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of $500,000.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” by replacing the third sentence of footnote 1 to the table thereof in its entirety with the following:

Pursuant to the TRS, Center City Funding receives from Citibank all interest payable in respect of the loans included in the TRS and pays to Citibank interest at a rate equal to one-month LIBOR plus 1.55% per annum (which spread was 1.50% per annum as of December 31, 2015) on the utilized notional amount of the loans subject to the TRS.